Exhibit 99.5

Royal Cup Transaction Talking Points for Customers, Suppliers and Vendors

Transaction Details

•	Farmer Brothers has entered into a definitive agreement with Royal Cup in which Royal Cup will acquire all outstanding shares of Farmer Brothers stock for $1.29 per share in an all-cash transaction.

•	Once the transaction closes Farmer Brothers will combine with Royal Cup and become a private company.

•	Farmer Brothers Board of Directors has unanimously approved the transaction and is recommending its shareholders vote to approve the agreement.

•	The transaction is subject to the approval of a majority of Farmer Brothers shareholders and other customary conditions.

Transaction Benefits

•	Farmer Brothers has always been driven by the belief that connections are built over coffee, and this transaction is a true example of that as it combines us and Royal Cup – two long-standing industry leaders.

•	Similar to Farmer Brothers, Royal Cup has a long-standing history as a family-owned business and both companies share similar philosophies based on their long-standing histories as category leaders.

•	Bringing together more than 250 years of coffee expertise, this combination allows us to:

o	Enhance manufacturing and production capabilities.

o	Expand our industry-leading nationwide distribution network.

▪	Farmer Brothers extensive West Coast and Mid-West network will combine with Royal Cups’ U.S. presence to create a nationwide coffee distribution and equipment service network unlike any other.

o	Create even greater economies of scale.

o	Ultimately, better serve a growing nationwide customer base.

Timing

•	The transaction is expected to close during Farmer Brothers fiscal fourth quarter ending June 30, 2026.

•	It will take some time for the two companies to combine once the deal closes.

Operational Impact

•	Business will continue as usual between now and the close of the deal and the ultimate combination of the companies.

•	Farmer Brothers and Royal Cup will continue to operate as separate, competing businesses during this time.

•	At this time, there will not be any changes to Farmer Brothers:

o	Product quality or offerings

o	Equipment services

o	Delivery schedules or routes

o	Contractual agreements

o	Billing processes

•	Farmer Brothers will continue to provide the same high-quality coffee, tea and culinary products and outstanding equipment service we have always been known for.

About Royal Cup

•	Royal Cup Coffee & Tea is a nearly 130-year-old company that manufactures and distributes high-quality coffee and tea in a variety of flavors and formats.

•	Since 1896, Royal Cup’s reach extends throughout the United States, Mexico and the Caribbean, serving customers in the foodservice, hospitality, convenience store, office and specialty coffee markets with the majority of its revenues going through its route system.

•	Built on a strong history and family tradition, Royal Cup’s values are the heart of their work.

•	You can learn more at royalcupcoffee.com.

About Braemont Capital

•	Braemont Capital is a Dallas-based investment firm that partners with founders, families and ownership-minded leaders to help companies achieve their next phase of growth.

•	In December 2025, Braemont Capital invested in Royal Cup to further position the company for accelerated innovation, expansion and service.

•	You can learn more at braemont.com.

Customer, Supply and Vendor Questions

•	As a valued partner, we are committed to keeping you informed throughout this process.

•	Customers should speak with their Farmer Brothers partner or our customer service team at dsdcustomerservice@farmerbros.com or 800-735-2878.

•	Vendors, suppliers and partners should speak with their Farmer Brothers partner.

•	Any media, investor, shareholder or other such inquires, should be directed to Director of Communications Brandi Wessel at bwessel@farmerbros.com.

Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, Farmer Brothers Coffee Co. plans to file a proxy statement and certain other documents regarding the transaction with the Securities and Exchange Commission (SEC). The definitive proxy statement (if and when available) will be mailed to stockholders of the company. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders of the company will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the company through the website maintained by the SEC at sec.gov. Copies of the documents filed with the SEC by the company will also be available to stockholders of the company free of charge on the company’s website at farmerbros.com or by written request to Farmer Brothers’ corporate secretary at 14501 N Fwy, Fort Worth, Texas 76177, Attn: Corporate Secretary.

Participants in the Solicitation

The company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the company’s stockholders in connection with the transaction. Information about the directors and executive officers of the company is set forth in its annual report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on Sept. 11, 2025, its Amendment No. 1 to annual report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on Oct. 24, 2025 and in other documents filed with the SEC by the company and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not historical facts, including, without limitation, statements relating to the transaction, including the ability to complete, the timing of completion of, and the results of, the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement, conduct and operations continuing as usual during the period between signing the merger agreement and closing the transaction and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “expects,” “may,” “will,” “should,” “could,” “continues,” or similar expressions. Such statements are based upon the current beliefs and expectations of management of the Company. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (1) the risk that the proposed transaction may not be completed in a timely manner or at all; (2) the risk of legal proceedings that may be instituted against the company related to the merger agreement, which may result in significant costs of defense, indemnification and liability; (3) the possibility that competing acquisition proposals for the company will be made; (4) the possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the company to pay a termination fee; (6) the effects of disruption from the transactions on the company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (7) the company’s sales; (8) changes in operating costs, such as production, transportation and labor; (9) the company’s ability to leverage its existing management and infrastructure; (10) changes in general and administrative expenses, capital expenditures, effective tax rate, impairment and other costs; (11) general economic conditions and (12) conditions beyond the company’s control such as timing of government policies, natural disasters, acts of war or terrorism. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the company’s public filings with the SEC from time to time, including the company’s most recent annual report on Form 10-K for the year ended June 30, 2025, quarterly reports on Form 10-Q and current reports on Form 8-K. The company’s stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update any forward-looking statements, except as required by law.